                                                         Exhibit 24


                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of 11,250,000 shares of the Common Stock of the Company with respect to the granting, awarding, or selling of any stock to the employees and directors of the Company or its subsidiaries pursuant to the existing stock option plans of Fred Meyer, Inc., and its subsidiaries: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.




(Joseph A. Pichler)                                     April 26, 1999
Joseph A. Pichler
Chairman and Chief Executive Officer
and Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of 11,250,000 shares of the Common Stock of the Company with respect to the granting, awarding, or selling of any stock to the employees and directors of the Company or its subsidiaries pursuant to the existing stock option plans of Fred Meyer, Inc., and its subsidiaries: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.




(W. Rodney McMullen)                                    April 26, 1999
W. Rodney McMullen
Executive Vice President and
Chief Financial Officer

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of 11,250,000 shares of the Common Stock of the Company with respect to the granting, awarding, or selling of any stock to the employees and directors of the Company or its subsidiaries pursuant to the existing stock option plans of Fred Meyer, Inc., and its subsidiaries: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.




(J. Michael Schlotman)                             April 26, 1999
J. Michael Schlotman
Vice President and Corporate Controller

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of 11,250,000 shares of the Common Stock of the Company with respect to the granting, awarding, or selling of any stock to the employees and directors of the Company or its subsidiaries pursuant to the existing stock option plans of Fred Meyer, Inc., and its subsidiaries: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.




(David B. Dillon)                                  April 26, 1999
David B. Dillon
President, Chief Operating Officer
 and Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, That each of the undersigned directors of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and affix his or her seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of 11,250,000 of the Common Stock of the Company with respect to the granting, awarding, or selling of any stock to the employees and directors of the Company or its subsidiaries pursuant to the existing stock option plans of Fred Meyer, Inc., and its subsidiaries: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands and seals, as of the 22nd day of April, 1999.



(John L. Clendenin)                                (Bobby S. Shackouls)

(John T. LaMacchia)                                (Edward M. Liddy)

(Katherine D. Ortega)                              (James D. Woods)

(T. Ballard Morton, Jr.)                           (Reuben V. Anderson)

(Thomas H. O'Leary)                                (Clyde R. Moore)

(Joseph A. Pichler)                                (Martha R. Seger)

(David B. Dillon)